UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 8, 2019

PARTY CITY HOLDCO INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37344	46-0539758
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

80 Grasslands Road Elmsford, New York		10523
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (914) 345-2020

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On April 8, 2019 (the “Third Amendment Effective Date”), Party City Holdings Inc. (“Holdings”), a wholly-owned indirect subsidiary of Party City Holdco Inc. (the “Company”), PC Intermediate Holdings, Inc. (“PC Intermediate”), a wholly-owned indirect subsidiary of the Company, and Party City Corporation (“Party City” and, together with Holdings, the “Borrowers”) modified the Borrowers’ ABL Credit Agreement, by entering into the Third Amendment to ABL Credit Agreement (the “Third Amendment”), which amends the ABL Credit Agreement, dated as of August 19, 2015 by and among the Borrowers, PC Intermediate, JPMorgan Chase Bank, N.A., as administrative agent, the various lenders party thereto and the other agents named therein (as previously amended by the First Amendment to ABL Credit Agreement, dated as of August 2, 2018 and the Second Amendment to ABL Credit Agreement, dated as of March 4, 2019, the “Credit Agreement”, and the Credit Agreement as amended by the Third Amendment, the “Amended Credit Agreement”).

Prior to the effectiveness of the Third Amendment, the Credit Agreement provided for ABL revolving commitments in an aggregate principal amount equal to (i) $600,000,000 from July 1 through October 31 of each calendar year and (ii) $500,000,000 from January 1 through June 30 and November 1 through December 31 of each calendar year. The Amended Credit Agreement removes the seasonal adjustment of the ABL revolving commitments such that the ABL revolving commitments under the Amended Credit Agreement are in an aggregate principal amount of $600,000,000 year-round. The Amended Credit Agreement continues to provide for a $40,000,000 first-in last-out (FILO) tranche.

The foregoing description of the Third Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Third Amendment, which is filed as Exhibit 10.1 to this current report on Form 8-K.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.

The information set form in Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibit

10.1	Third Amendment to ABL Credit Agreement, dated as of April 8, 2019, by and among Party City Holdings Inc., Party City Corporation, PC Intermediate Holdings, Inc., JPMorgan Chase Bank, N.A., as Administrative Agent, and each of the Persons party thereto as ABL Revolving Lenders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARTY CITY HOLDCO INC.

Date: April 11, 2019	By:	/s/ Michael Correale
Michael Correale
Chief Financial Officer